UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
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                                    FORM 8-K
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                                 CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Act of 1934 Date of
           Report (Date of earliest event reported): December 16, 2004
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                      SECURED DIVERSIFIED INVESTMENT, LTD.
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             (Exact name of registrant as specified in its charter)

                                     Nevada
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         (State or other jurisdiction of incorporation or organization)

          0-30653                                      80-0068489
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  (Commission File Number)                  (IRS Employer Identification No.)

              5030 Campus Drive
          Newport Beach, California                        92660
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  (Address of Principal Executive Offices)               (Zip Code)

     Registrant's telephone number, including area code: (949) 851-1069
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Item 5.02. Election of Directors.

                  At a Special Meeting held on December 16, 2004, the Board of Directors of Secured Diversified Investment, Ltd. increased the number of directors comprising the Board to seven members, resulting in two vacancies. The Board of Directors then unanimously elected Ron Robinson and Bruce Duquette as directors. As a result of their appointment and their status as independent directors, a majority of the Board of Directors is now comprised of independent directors.

                   Mr. Robinson previously served as a Director until October 5, 2004, and has agreed to serve again.

                  Mr. Duquette is newly appointed. Mr. Duquette is a Vice President and Financial Consultant with US Bancorp Investments and Insurance, Newport Beach, California and overseas financial investing in 22 US Bancorp branches in Orange, Los Angeles and Riverside counties. Mr. Duquette has been with US Bancorp in various positions since May 1999. Mr. Duquette holds Series 7, 63 and 66 licenses from the National Association of Securities Dealers, as well as a Real Estate Brokers License in California. Neither director was elected to serve on any committee of the Board.

                  All directors of the Company receive an initial grant of options to purchase 500,000 shares of Common Stock at the current fair market value. Such options vest 25% immediately and the remainder in equal quarterly installments over a three-year period. Mr. Robinson has been previously awarded such a grant and his options will continue as if his service as a Director was never interrupted. Mr. Duquette will receive an initial grant of options 500,000 shares.

                  The Company does not have, has not had during the preceding two years and does not propose any transaction in which either Mr. Robinson or Mr. Duquette has any material direct or indirect material interest.

                  A copy of the press release announcing the elections is
            attached as Exhibit 99.1.

Item 5.03  Amendment of Bylaws.

      In connection with the appointment of two new directors, the Board of Directors amended the Bylaws to increase the number of directors to seven persons.


Item 9.01 Exhibits

      Exhibit 99.1 Press Release.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 20, 2004


SECURED DIVERSIFIED INVESTMENT, LTD.

By: /s/ LUIS LEON
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Luis Leon, Chief Executive Officer